                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 15, 1998



                            CABLE TV FUND 12-A, LTD.
                            ------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                        0-13193              84-0968104
     --------                        -------              ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
---------------------------------------------------     ------------------
(Address of principal executive office and Zip Code       (Registrant's
                                                           telephone no.
                                                        including area code)

Item 2.   Disposition of Assets

          On July 15, 1998, Cable TV Fund 12-A, Ltd., a Colorado limited partnership (the "Partnership"), sold the cable television system serving areas in and around Fort Myers, Florida (the "Fort Myers System") to an unaffiliated cable television system operator for a sales price of $110,000,000, subject to customary closing adjustments.

          From the proceeds of the Fort Myers System's sale, the Partnership paid a brokerage fee to The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership (the "General Partner"), of $2,750,000, representing 2.5 percent of the sales price, for acting as a broker in the transaction, settled working capital adjustments and will distribute in August 1998 the remaining net sale proceeds of $106,854,400 to its partners of record as of July 15, 1998. Pursuant to the terms of the Partnership's limited partnership agreement, from the net sale proceeds the Partnership first will return to the limited partners the capital they initially contributed to the Partnership ($52,000,000), and the remainder will be allocated 75 percent to the limited partners ($41,140,800) and 25 percent to the General Partner ($13,713,600). The total distribution to limited partners of $93,140,800 represents $896 for each $500 limited partnership interest, or $1,792 for each $1,000 invested in the Partnership.

          The Partnership's remaining assets are the cable television systems serving areas in and around Lake County, Illinois (the "Lake County System") and Orland Park/Park Forest, Illinois (the "Orland Park System"). On July 10, 1998, the Partnership entered into an agreement to sell its Lake County System and Orland Park System to an unaffiliated party for a sales price of $86,000,000. Closing of the sale of the Lake County System and the Orland Park System is subject to several closing conditions, including the consents of franchising authorities and the approval of the holders of a majority of the Partnership's limited partnership interests. Upon the sale of the Lake County System and the Orland Park System, which is expected to occur in the fourth quarter of 1998, and after the termination of the indemnity escrow period on November 15, 1999, the Partnership will be liquidated and dissolved.

          Taking into account the anticipated distributions from the sales of the Fort Myers System, the Lake County System and the Orland Park System, the General Partner expects that the Partnership's limited partners will have received a total return of $1,361 for each $500 limited partnership interest, or $2,722 for each $1,000 invested in the Partnership, at the time the Partnership is liquidated and dissolved.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        a.    Historical financial statements.
              Not applicable.

        b.    Pro forma financial statements.
              Pro forma financial statements of Cable TV Fund 12-A, Ltd. reflecting the disposition of the Fort Myers System are attached.

        c.    Exhibits.

              2.1 Purchase and Sale Agreement dated March 1998, among Cable TV Fund 12-A, Ltd., Jones Intercable, Inc. and Olympus Communications, L.P.is incorporated by reference from the Annual Report on Form 10-K for year ended December 31, 1997 of Cable TV Fund 12-A, Ltd. (Commission File No. 0-13193).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABLE TV FUND 12-A, LTD.,
                                           a Colorado limited partnership

                                           By:   Jones Intercable, Inc.
                                                 General Partner


Dated:  July 30, 1998                      By:  /s/ Elizabeth M. Steele
                                                -----------------------
                                                Elizabeth M. Steele
                                                Vice President, General Counsel
                                                and Secretary

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                            CABLE TV FUND 12-A, LTD.



     The following unaudited pro forma balance sheet assumes that as of March 31, 1998, Cable TV Fund 12-A, Ltd. (the "Partnership") had sold the cable television system serving Fort Myers, Florida (the "System") for $110,000,000. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $110,930,818. Such funds will be used to pay a brokerage fee and $106,854,400 will be distributed to the partners of the Partnership. Pursuant to the terms of the Partnership's limited partnership agreement, from the net sale proceeds the Partnership first will return to the limited partners the capital they initially contributed to the Partnership ($52,000,000), and the remainder will be allocated 75 percent to the limited partners ($41,140,800) and 25 percent to the General Partner ($13,713,600). The unaudited pro forma statements of operations assume that the System was sold as of January 1, 1997.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

          ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 12-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 March 31, 1998



                                                                            Pro Forma       Pro Forma
                                                          As Reported      Adjustments       Balance
                                                         -------------  -----------------  ------------

ASSETS
Cash and cash equivalents                                 $  1,414,345   $   106,854,400   $ 108,268,745
Trade receivables, net                                       1,885,591        (1,329,092)        556,499
Investment in cable television properties:
  Property, plant and equipment, net                        31,325,099       (15,952,782)     15,372,317
  Intangibles, net                                           1,140,301          (976,773)        163,528
                                                            ----------      ------------     -----------

      Total investment in cable television properties       32,465,400       (16,929,555)     15,535,845
Deposits, prepaid expenses and deferred charges              1,171,020          (236,801)        934,219
                                                            ----------      ------------     -----------

Total assets                                              $ 36,936,356   $    88,358,952   $ 125,295,308
                                                            ==========        ==========     ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                    $ 22,171,517   $     (144,322)   $  22,027,195
  Trade accounts payable and accrued liabilities             1,418,497         (538,822)         879,675
  Subscriber prepayments                                       151,011          (96,253)          54,758
  Accrued distribution to limited partners                           -       93,140,800       93,140,800
  Accrued distribution to General Partner                            -       13,713,600       13,713,600
                                                            ----------     ------------      -----------


Total liabilities                                           23,741,025      106,075,003      129,816,028

Partners' capital                                           13,195,331      (17,716,051)      (4,520,720)
                                                            ----------     ------------      -----------

Total liabilities and partners' capital                   $ 36,936,356   $   88,358,952    $ 125,295,308
                                                           ===========    =============     ============




    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                            CABLE TV FUND 12-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1998



                                                             Pro Forma       Pro Forma
                                             As Reported    Adjustments       Balance
                                            -------------  --------------  -------------

REVENUES                                    $  9,908,128   $  (5,253,525)  $  4,654,603
COSTS AND EXPENSES:
  Operating expenses                           5,450,960      (2,668,757)     2,782,203
  Management fees and allocated overhead
      from Jones Intercable, Inc.              1,064,136        (557,620)       506,516
  Depreciation and amortization                1,796,970        (965,215)       831,755
                                               ---------      ----------      ---------

OPERATING INCOME                               1,596,062      (1,061,933)       534,129
                                               ---------      ----------      ---------

OTHER INCOME (EXPENSE):
  Interest expense                              (407,771)          3,722       (404,049)
  Other, net                                      57,710            (121)        57,589
                                               ---------      ----------      ---------

   Total other income (expense), net            (350,061)          3,601       (346,460)
                                               ---------      ----------      ---------

NET INCOME                                  $  1,246,001   $  (1,058,332)  $    187,669
                                               =========      ==========      =========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                            CABLE TV FUND 12-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997



                                                                   Pro Forma           Pro Forma
                                             As Reported          Adjustments           Balance
                                            --------------      ---------------     --------------

REVENUES                                    $  36,986,475       $  (19,234,640)     $  17,751,835
COSTS AND EXPENSES:
  Operating expenses                           21,035,811          (10,412,875)        10,622,936
  Management fees and allocated overhead
     from Jones Intercable, Inc.                3,967,845           (2,029,203)         1,938,642
  Depreciation and amortization                 7,152,481           (4,074,327)         3,078,154
                                               ----------          -----------         ----------


OPERATING INCOME                                4,830,338           (2,718,235)         2,112,103
                                               ----------          -----------         ----------

OTHER INCOME (EXPENSE):
  Interest expense                             (1,765,957)              12,690         (1,753,267)
  Other, net                                      (20,306)              76,806             56,500
                                               ----------          -----------         ----------

Total other income (expense), net              (1,786,263)              89,496         (1,696,767)
                                               ----------          -----------         ----------

NET INCOME                                  $   3,044,075       $   (2,628,739)     $     415,336
                                               ==========          ===========         ==========






     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                            CABLE TV FUND 12-A, LTD.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
-------------------------------------------------



     1) The following calculations present the sale of the System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Partnership had sold the System for $110,000,000 as of March 31, 1998. The unaudited pro forma statements of operations assume that the Partnership had sold the System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of March 31, 1998 has been computed as follows:


Gain on Sale of Assets:
Contract sales price                                       $      110,000,000
Less:  Net book value of investment in cable television
       properties at March 31, 1998                               (16,929,555)
       Brokerage fee                                               (2,750,000)
                                                                   -----------

Gain on sale of assets                                     $       90,320,445
                                                                   ===========

Distributions to Partners:
Contract sales price                                       $       110,000,000
Working capital adjustment:
Add:   Current assets                                                1,565,893
Less:  Current liabilities                                            (635,075)
                                                                   ------------

Adjusted cash received by the Partnership                          110,930,818

Less:  Payment of brokerage fee                                     (2,750,000)
       Cash retained for working capital purposes                   (1,326,418)
                                                                   ------------

Cash available for distribution                                    106,854,400
                                                                   -----------

Limited Partner return of capital                          $        52,000,000
                                                                   ============

Residual                                                            54,854,400

Limited Partners' share (75%)                              $        41,140,800
                                                                   ============

General Partner's share (25%)                              $        13,713,600
                                                                   ============